UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018 (September 14, 2018)

Resolute Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800, Denver, CO

(Address of principal executive offices)

80203

(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective on September 14, 2018, Resolute Energy Corporation (the “Company”) and certain of its subsidiaries, as guarantors, entered into the Fourth Amendment to the Third Amended and Restated Credit Agreement (the “Fourth Amendment”), amending that certain Third Amended and Restated Credit Agreement dated as of February 17, 2017 with a syndicate of banks led by Bank of Montreal, as Administrative Agent, Capital One, National Association, as syndication agent, and Barclays Bank PLC, ING Capital LLC and SunTrust Bank, as co-documentation agents (the “Credit Agreement”). The Fourth Amendment, among other things:

•	adjusted the borrowing base from $210 million to $310 million;
•	amended the calculation of EBITDA to provide for annualization of quarterly EBITDA through the second quarter of 2019; and
•	made certain other administrative amendments to accommodate the future refinancing of our existing 8.5% senior notes due 2020.

The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the copy of the Fourth Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the First Amendment is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 9, 2017. A copy of the Second Amendment is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 19, 2017. A copy of the Third Amendment is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 22, 2018. The Credit Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 21, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of September 14, 2018, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Bank of Montreal, as Administrative Agent, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2018	RESOLUTE ENERGY CORPORATION

	By:	/s/ Richard F. Betz
Richard F. Betz
Chief Executive Officer